BLACKROCK FUNDSSM
BlackRock Short Obligations Fund

Supplement dated November 1, 2016
to the Institutional Shares Prospectus dated November 27, 2015

Effective November 28, 2016, the section of the Prospectus entitled “Management of the Fund — BlackRock” is amended to delete the table entitled “Caps on Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)” in its entirety and replace it with the following table:

	Caps on Total Annual Fund Operating Expenses[1] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
	Contractual Cap[2]	Voluntary Cap[3]
Short Obligations Fund Institutional Shares	0.35%	0.30%

[1]	As a percentage of average daily net assets.
[2]	The contractual cap is in effect through November 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[3]	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PRO-SO-INST-1116SUP